Exhibit 32.1
                           Certification of President

     Pursuant to 18 US.C. Section, as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


     I, Gary L. Martin, President of Capital Southwest Corporation, certify that, to my knowledge:

     1. The Form 10-K, filed with the Securities and Exchange Commission on May 23, 2008 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.


Date: May 23, 2008                     By:  /s/ Gary L. Martin
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                                            Gary L. Martin, President